UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through April 30, 2021

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Dynamic Convertible and Income Fund (CCD)

SEMIANNUAL REPORT APRIL 30, 2021

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities24

Statement of Operations25

Statements of Changes In Net Assets26

Statement of Cash Flows27

Notes to Financial Statements28

Financial Highlights37

Report of Independent Registered
Public Accounting Firm38

About Closed-End Funds39

Managed Distribution Policy40

Automatic Dividend Reinvestment Plan40

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1950 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Dynamic Convertible and Income Fund (CCD).

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our team is confident that the Fund is well-positioned to capitalize on the potential we see across the markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated vaccine rollouts, and varying levels of economic reopening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock and convertible markets advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

Letter to Shareholders

2   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CCD is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

As a result of our effective active management and recent strong portfolio performance, CCD raised its monthly distribution during the period by $0.0280 per share, representing an approximate increase of 16.8%. As a result, the Fund now pays out $0.1950 per share, constituting an annualized distribution rate of 7.20%* of market price and 7.46% on NAV as of April 30, 2021. The distribution increase is our effort to enable you, our shareholders, to directly participate in the recent and expected performance of the portfolio.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And the ICE BofA U.S. High Yield Index was yielding 4.12%, all well behind CCD’s distribution rate.

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions—with the U.S. among the economies that are particularly well-positioned due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in several other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/21 distribution was $0.1950 per share. Based on our current estimates, we anticipate that approximately $0.1950 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   3

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic “normal.” We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

Our team is closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Asset Allocation in a Changing World

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

We believe that CCD’s multi-asset-class approach especially makes sense for these times. In addition to equities, the Fund also invests in convertibles, which blend attributes of stocks and fixed-income securities. As a result, they may be less vulnerable to rising interest rates compared with traditional bonds. Convertibles have also offered the opportunity for upside stock market participation with potentially less exposure to stock market downside. In addition, convertible issuance in 2020 was both robust in volume and varied by business sectors, thereby presenting solid investment opportunities for the portfolio. So far in 2021, the strong issuance of convertibles has continued, and we are optimistic that this favorable dynamic will prevail throughout the year.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Letter to Shareholders

4   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

In Closing

We believe that CCD’s dynamic allocation and multi-asset approach is well positioned to generate capital appreciation and attractive income over the entire market cycle with its bouts of volatility and many potential opportunities.

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The MSCI All Country World Index, a measure of global stock market performance, returned 28.56%. The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The Russell 3000 Value Index, a measure of U.S. value stock performance, returned 37.64%. The Russell 3000 Growth Index, a measure of U.S. growth stock performance, returned 25.08%. The Russell 2000 Index, a measure of small cap performance, returned 48.06%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 23.09%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The ICE BofA U.S. High Yield Master II Index, consisting of below-investment-grade U.S. dollar-denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds, returned 8.12%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned 20.84%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index, a measure of the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 7.98%. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of the U.S. investment-grade bond market, returned -1.52%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/21

Common Shares – Inception 3/27/15
	6 Months	1 Year	Since Inception**
On Market Price	50.90%	100.43%	15.00%
On NAV	30.10%	78.57%	15.18%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Consumer Discretionary	25.6%
Information Technology	25.5
Health Care	16.8
Communication Services	11.2
Industrials	8.0
Utilities	3.5
Financials	3.4
Energy	2.0
Materials	1.4
Real Estate	0.9
Consumer Staples	0.8
Airlines	0.3
Other	0.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND
INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis from a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. The dynamic allocation of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The Fund provides an alternative to investing exclusively in investment-grade fixed-income instruments by seeking to be less sensitive to interest rates, while providing equity exposure with convertibles. Like all seven Calamos closed-end funds, it seeks to provide a steady distribution paid out on a monthly basis by investing in multiple asset classes.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund returned 30.10% on a net asset value (NAV) basis and 50.90% on a market price basis for the semiannual period ended April 30, 2021, versus a gain of 27.33% for the ICE BofA All U.S. Convertibles Index over the same period.

At the end of the reporting period, the Fund’s shares traded at a 3.67% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we maintain that the NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and market value return.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

Within the Fund, we employ a managed distribution policy with the goal of providing shareholders with a consistent distribution stream. In January, the Fund announced a monthly distribution increase of $0.028 per share, representing a raise of approximately 16.8%. As a result of this increase, the Fund was paying out $0.1950 per share at the end of the period, representing an annualized distribution rate of 7.20% of market price and 7.46% on NAV as of April 30, 2021. The distribution increase is an effort by the Advisor to have shareholders more directly participate in the recent and expected performance of the portfolios.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%, while high yield bonds, as represented by the ICE BofA U.S. High Yield Master II Index, yielded 4.12%.

What factors influenced performance over the reporting period?

As investors contemplated the economy’s recovery trajectory, markets were volatile, and leadership rotated from growth stocks to cyclical and value names. New convertible issuance was very robust during the period and offered numerous investment opportunities across a wider range of sectors as this market provided access to capital for many new issuers during the economic dislocation resulting from the pandemic. Convertible issuance has been supported by strong equity prices, elevated volatility and low-but-rising interest rates. This fostered strong performance of convertibles during the period. Our expectations are that robust convertible issuance will continue in 2021, helping propel solid performance through the year.

Multiple factors supported the recovery that began in Q4 and continued through the first few months of 2021, including high levels of stimulus through Fed monetary policy, record fiscal stimulus from Congress, and an acceleration in vaccination deployment. Each of these factors have contributed to strengthening consumer and business leader confidence. At the same time, economic fundamentals have improved on both the labor and activity fronts.

ASSET ALLOCATION AS OF 4/30/21

Investment Team Discussion

8   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

For bonds, during the period, new issue markets continued to trade strongly. Consistently high volumes of new debt were met with healthy demand, owing in large measure to the liquidity conditions driven by Fed and fiscal stimulus. Credit spreads, which narrowed in 2020, continued to do so in 2021, which added to positive returns for high-yield bonds during the period.

The Fund can invest in a range of strategies including convertible securities, high yield, U.S. equities, and covered call writing. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to mitigate risks of COVID-19 on financial markets by adjusting our exposures across these multiple strategies. This flexibility will be helpful as we continue to manage risk across vulnerable areas of the financial markets and take advantage of opportunities that present themselves around the globe amid the economic recovery.

Fostered by the beginning of an economic recovery, the convertible bond market, as measured by the ICE BofA All U.S. Convertibles Index, was able to generate a return of 27.33% during the period. Issuance was strong, which presented us with a broad selection of investment opportunities across diverse sectors.

In terms of economic sectors, our selection in the financials sector (diversified banks) was helpful to performance relative to the ICE BofA All U.S. Convertibles Index. Our underweight in utilities (electric utilities) was also additive.

Our selection in the information technology sector (application software) was detrimental to performance. In addition, our selection and overweight in consumer discretionary (automobile manufacturers) hindered results.

How is the Fund positioned?

Our highest allocation of rated securities is currently in the BB credit tier as we believe this exposure offers investors a better risk/reward dynamic while providing regular income. Approximately 1% of our holdings are in CCC rated and below credits. This is typical for the Fund, as our credit process tends to guide us away from the most-speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable for our investors. A significant portion of our holdings are in non-rated securities, which enables us to utilize our proprietary research capabilities to select positions that we believe offer value and optimize returns for shareholders.

From an economic sector perspective, information technology, health care and consumer discretionary represent our heaviest weights. We believe that these sectors should perform well as the market begins to re-engage growth and the U.S. consumer has more opportunities to access goods via a reopened U.S. economy helped along by fiscal stimulus and increased vaccination rates. We expect to see more opportunities arise in health care in the wake of the global pandemic as disease prevention and virus mitigation becomes paramount, given the human and economic toll of the pandemic. We continue to maintain a majority of our positions in convertible securities, which we believe can provide income, benefit from an improving equity market and manage overall portfolio risk. As of period end, approximately 87% of the portfolio was invested in convertible securities. We believe this representation will enable our shareholders to take advantage of opportunities in the general equity markets, in a risk-managed way that also generates income to support distributions.

We have been using the recent market volatility to actively rebalance the portfolio with a combination of both cyclical and secular opportunities—primarily in technology, health care and select consumer sectors. We subsequently redeployed proceeds to purchase convertibles that we expect will provide stronger risk/reward characteristics.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   9

Additionally, where the risk/reward is compelling, we are investing in global businesses with the ability to tap into the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing well fundamentally, earning attractive cash-flow margins and improving their credit profiles, while utilizing reasonable debt levels to fund their operations post-COVID-19.

Given interest rate levels, we believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate as financial markets begin to recover. As of April 30, 2021, our amount of leveraged assets was approximately 30%.

What are your closing thoughts for Fund shareholders?

Given our outlook for continued recovery, the Fund’s ability to invest in a myriad of securities that offer exposure to multiple sectors and global regions will be paramount as we both mitigate risk and optimize opportunities for our shareholders.

It’s our belief that the flipside of volatility is opportunity, and the volatility that occurred in the markets over the past several months provided significant entry points in several names. As the recovery gathers steam, we seek to take advantage of convertibles trading at discounts, focusing on issues poised to capture significant equity upside while also providing downside protection. As equity prices declined, we were also able to revisit several names that had previously been sold or trimmed because they had become overly equity sensitive.

We are emphasizing investments in companies with solid cash flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the domestic and global economies. Although opportunities continue to avail themselves in the equity markets, we need to be aware of sector rotation and valuations.

We believe Fed actions and government fiscal policies will be exceptionally accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve as a positive catalyst to economic revitalization. That said, ongoing risk assessment through an actively managed portfolio is imperative during times of continued market volatility.

Looking to the near-term future, we expect convertibles to continue to benefit as equity prices normalize and the structural valuation of convertibles richen. The convertible market has a relatively heavy concentration in the growth areas of the market that we favor—particularly in the technology and health care sectors. That said, the robust issuance in the convertible market is expanding our set of investment opportunities, offering greater exposure to other sectors. We expect some volatility to persist in the market as leadership changes and a rotation into more cyclical, value names occurs. We believe that our focus on continually seeking to improve the overall risk/reward of the portfolio will serve investors well during the potentially challenging and volatile days ahead.

For high-yield bonds, the technical backdrop continues to look favorable. Whereas last year’s supply-demand technical environment was heavily influenced by “fallen angels” (bonds that joined the high-yield market as a result of downgrades), we expect many issuers to exit the market as “rising stars” (bonds that are upgraded to investment-grade status). The resulting shrinking of the market should further support the already strong technicals.

Schedule of Investments April 30, 2021 (Unaudited)

10 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (13.4%)
Airlines (0.3%)
7,396	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$7,401
468,575	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	467,006
78,300	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	78,536
297,850	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	328,826
218,787	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	244,783
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
196,000	5.500%, 04/20/26	205,931
65,000	5.750%, 04/20/29	69,719
255,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	292,039
165,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.*µ 8.000%, 09/20/25	187,074
106,272	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	110,350
247,396	United Airlines Pass Through Trust Series 2014-2, Class Bµ 4.625%, 03/03/24	253,818
159,650	United Airlines Pass Through Trust Series 2019-2, Class Bµ 3.500%, 11/01/29	156,080
		2,401,563

Communication Services (1.8%)
415,000	Arrow Bidco, LLC* 9.500%, 03/15/24	415,423
275,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	289,204
196,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	200,871
200,000	Brink’s Company* 5.500%, 07/15/25	212,474
109,000	Cable One, Inc.*^ 4.000%, 11/15/30	107,895
485,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	515,366
33,000	Clear Channel Outdoor Holdings, Inc.*^ 7.750%, 04/15/28	34,015
230,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	248,142

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
980,000	5.500%, 04/15/27	$1,029,470
600,000	5.750%, 01/15/30	638,754
400,000	5.500%, 05/15/26	411,436
200,000	4.625%, 12/01/30	195,732
470,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	484,984
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
210,000	6.625%, 08/15/27^	113,824
146,000	5.375%, 08/15/26	106,752
1,077,000	Embarq Corp.µ 7.995%, 06/01/36	1,256,202
	Entercom Media Corp.*^
136,000	6.500%, 05/01/27	139,777
131,000	6.750%, 03/31/29	135,362
	Frontier Communications Corp.
385,000	7.625%, 04/15/24@	279,941
210,000	11.000%, 09/15/25@	159,806
97,000	5.875%, 10/15/27*	103,219
400,000	Frontier North, Inc.@ 6.730%, 02/15/28	429,152
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*µ
100,000	3.500%, 03/01/29	97,632
69,000	5.250%, 12/01/27	72,404
80,000	Hughes Satellite Systems Corp.µ 5.250%, 08/01/26	88,326
	Intelsat Jackson Holdings, SA@
255,000	8.000%, 02/15/24*	263,798
200,000	9.750%, 07/15/25*	124,778
135,000	5.500%, 08/01/23	83,068
400,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	430,520
200,000	Ligado Networks, LLC* 15.500%, 11/01/23	197,250
320,000	Lumen Technologies, Inc.*µ^ 4.000%, 02/15/27	326,090
	Netflix, Inc.µ
200,000	4.875%, 06/15/30*	232,294
130,000	4.875%, 04/15/28	149,833
	Scripps Escrow II, Inc.*
136,000	3.875%, 01/15/29µ	135,168
68,000	5.375%, 01/15/31^	69,055
357,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	375,742
136,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	141,951
	Sirius XM Radio, Inc.*^
345,000	5.500%, 07/01/29	373,297
345,000	4.625%, 07/15/24	355,126
195,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	189,134

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
485,000	Sprint Capital Corp.^ 6.875%, 11/15/28	$611,265
680,000	Sprint Corp. 7.125%, 06/15/24	786,502
210,000	Telecom Italia Capital, SA^ 6.000%, 09/30/34	236,880
97,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	95,048
370,000	United States Cellular Corp.µ 6.700%, 12/15/33	462,618
130,000	Univision Communications, Inc.*^ 5.125%, 02/15/25	132,397
112,000	Windstream Services, LLC / Windstream Finance Corp.@& 7.750%, 10/01/21	1,204
		13,539,181

Consumer Discretionary (2.3%)
278,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	297,477
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	220,132
163,000	9.875%, 04/01/27^	185,633
79,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	82,698
345,000	Bally’s Corp.* 6.750%, 06/01/27	367,594
370,000	BorgWarner, Inc.*µ 5.000%, 10/01/25	427,232
355,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	368,710
33,000	Boyne USA, Inc.* 4.750%, 05/15/29	33,946
	Caesars Entertainment, Inc.*
132,000	8.125%, 07/01/27^	146,880
132,000	6.250%, 07/01/25	140,455
430,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	434,171
	Carnival Corp.*^
134,000	10.500%, 02/01/26	158,305
68,000	7.625%, 03/01/26	74,563
130,000	Carriage Services, Inc.* 4.250%, 05/15/29	129,675
	Carvana Company*
195,000	5.625%, 10/01/25^	201,207
67,000	5.500%, 04/15/27	67,986
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
725,000	5.125%, 05/01/27	759,880
237,000	5.750%, 02/15/26^	245,096
157,000	4.750%, 03/01/30	163,969
131,000	4.250%, 02/01/31	131,115
130,000	5.000%, 02/01/28	135,964

PRINCIPAL AMOUNT		VALUE
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	$213,030
	Century Communities, Inc.
345,000	6.750%, 06/01/27	372,110
315,000	5.875%, 07/15/25	327,257
575,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	596,965
	DISH DBS Corp.^
215,000	7.750%, 07/01/26	248,020
55,000	7.375%, 07/01/28	59,468
	ESH Hospitality, Inc.*µ
220,000	5.250%, 05/01/25	224,635
138,000	4.625%, 10/01/27	146,355
165,000	Ford Motor Companyµ 8.500%, 04/21/23	184,957
	Ford Motor Credit Company, LLC
425,000	4.000%, 11/13/30^	434,222
350,000	4.063%, 11/01/24µ^	368,998
320,000	3.664%, 09/08/24µ	333,322
315,000	4.134%, 08/04/25µ	332,325
200,000	4.389%, 01/08/26^	213,772
	goeasy, Ltd.*µ
550,000	5.375%, 12/01/24	572,511
241,000	4.375%, 05/01/26	244,063
136,000	Guitar Center, Inc.*& 8.500%, 01/15/26	143,941
69,000	Installed Building Products, Inc.*^ 5.750%, 02/01/28	72,795
	International Game Technology, PLC*^
345,000	6.250%, 01/15/27	387,676
200,000	4.125%, 04/15/26	206,360
	L Brands, Inc.µ
355,000	6.694%, 01/15/27	412,205
196,000	6.875%, 11/01/35	237,891
196,000	Life Time, Inc.*^ 8.000%, 04/15/26	206,741
	M/I Homes, Inc.µ
350,000	5.625%, 08/01/25	363,793
205,000	4.950%, 02/01/28	216,103
	Macy’s Retail Holdings, LLC
130,000	6.700%, 07/15/34*	129,931
65,000	5.125%, 01/15/42	56,585
132,000	Macy’s, Inc.*^ 8.375%, 06/15/25	145,695
65,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	65,930
	Mattel, Inc.*
350,000	5.875%, 12/15/27^	384,853
62,000	6.750%, 12/31/25µ	65,254
33,000	3.750%, 04/01/29µ	33,806
325,000	Mclaren Finance, PLC* 5.750%, 08/01/22	322,192
	Meritage Homes Corp.
400,000	6.000%, 06/01/25µ	456,712
65,000	3.875%, 04/15/29*^	66,871

Schedule of Investments April 30, 2021 (Unaudited)

12 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
235,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	$235,207
195,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	198,130
257,000	Newell Brands, Inc.µ 4.700%, 04/01/26	286,555
65,000	News Corp.*µ 3.875%, 05/15/29	66,300
335,000	Penske Automotive Group, Inc.^ 5.500%, 05/15/26	346,008
	Rite Aid Corp.
524,000	8.000%, 11/15/26*	544,839
136,000	7.700%, 02/15/27	133,321
	Royal Caribbean Cruises, Ltd.*µ
130,000	11.500%, 06/01/25	150,793
65,000	10.875%, 06/01/23	74,658
131,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*^ 4.625%, 03/01/29	132,196
345,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	347,173
207,000	Taylor Morrison Communities, Inc.*µ 5.750%, 01/15/28	233,732
67,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	67,876
65,000	TopBuild Corp.*^ 3.625%, 03/15/29	64,804
112,029	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	112,135
65,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	76,112
300,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	299,853
275,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	280,819
67,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	68,560
		17,339,103

Consumer Staples (0.5%)
	Central Garden & Pet Company
136,000	4.125%, 10/15/30^	140,453
65,000	4.125%, 04/30/31*	64,839
	Edgewell Personal Care Company*
196,000	4.125%, 04/01/29µ	195,900
135,000	5.500%, 06/01/28^	143,807
305,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	303,768
185,000	Fresh Market, Inc.* 9.750%, 05/01/23	190,435

PRINCIPAL AMOUNT		VALUE
340,000	JBS USA LUX, SA / JBS USA Finance, Inc.*µ 6.750%, 02/15/28	$375,214
112,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*µ 6.500%, 04/15/29	126,402
	Kraft Heinz Foods Company
410,000	4.375%, 06/01/46µ	439,795
66,000	4.250%, 03/01/31^	72,798
66,000	3.875%, 05/15/27µ^	71,902
177,000	New Albertson’s, Inc. 7.750%, 06/15/26	205,554
400,000	Pilgrim’s Pride Corp.* 5.875%, 09/30/27	426,060
	Post Holdings, Inc.*^
325,000	5.750%, 03/01/27	341,006
191,000	4.625%, 04/15/30	193,002
97,000	Prestige Brands, Inc.* 3.750%, 04/01/31	93,205
98,000	Turning Point Brands, Inc.*µ 5.625%, 02/15/26	101,546
300,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	323,724
365,000	Vector Group, Ltd.*µ 5.750%, 02/01/29	368,993
		4,178,403

Energy (1.2%)
101,000	Antero Resources Corp.* 7.625%, 02/01/29	109,545
	Apache Corp.
268,000	5.100%, 09/01/40	275,383
150,000	4.875%, 11/15/27	158,408
134,000	4.625%, 11/15/25^	141,686
	Buckeye Partners, LP
210,000	3.950%, 12/01/26	211,352
135,000	5.850%, 11/15/43	133,404
168,000	ChampionX Corp. 6.375%, 05/01/26	176,229
	Cheniere Energy Partners, LP
280,000	5.625%, 10/01/26	292,225
63,000	4.000%, 03/01/31*	64,182
129,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	134,619
	Continental Resources, Inc.^
270,000	3.800%, 06/01/24	283,163
200,000	4.375%, 01/15/28	217,744
415,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	379,729
140,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	25,550
625,000	Energy Transfer, LPµ‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	464,063

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	EnLink Midstream Partners, LP
340,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	$236,446
285,000	4.850%, 07/15/26µ	287,554
	EQT Corp.^
150,000	8.500%, 02/01/30	191,976
110,000	7.625%, 02/01/25µ	126,777
65,000	5.000%, 01/15/29	71,048
274,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	269,142
260,000	Gulfport Energy Corp.@ 6.375%, 05/15/25	261,191
230,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	237,194
295,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	304,706
	Moss Creek Resources Holdings, Inc.*
145,000	10.500%, 05/15/27	137,464
130,000	7.500%, 01/15/26	116,500
130,000	Murphy Oil Corp.^ 6.375%, 07/15/28	132,145
	New Fortress Energy, Inc.*
135,000	6.500%, 09/30/26	137,784
132,000	6.750%, 09/15/25	136,794
125,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	52,179
66,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	67,593
	Occidental Petroleum Corp.
815,000	4.300%, 08/15/39µ	721,234
605,000	2.900%, 08/15/24µ	604,207
502,000	2.700%, 08/15/22µ	505,790
130,000	5.875%, 09/01/25^	142,167
70,000	Ovintiv Exploration, Inc.µ 5.750%, 01/30/22	72,182
70,000	Ovintiv, Inc.µ 6.500%, 08/15/34	89,349
129,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	131,109
205,000	Parkland Fuel Corp.*µ 5.875%, 07/15/27	218,614
270,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	227,875
102,000	Range Resources Corp.*^ 8.250%, 01/15/29	110,826
275,000	SESI, LLC@ 7.750%, 09/15/24	111,045
149,000	Transocean, Inc.*^ 11.500%, 01/30/27	144,345

PRINCIPAL AMOUNT		VALUE
133,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	$133,259
140,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	146,637
195,000	W&T Offshore, Inc.* 9.750%, 11/01/23	172,614
130,000	Weatherford International, Ltd.*^ 11.000%, 12/01/24	128,216
		9,493,244

Financials (2.4%)
886,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	912,899
200,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	212,328
271,000	AG Issuer, LLC* 6.250%, 03/01/28	281,089
580,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	611,488
	Ally Financial, Inc.
445,000	8.000%, 05/15/26	626,053
237,000	4.700%, 05/01/33‡ 5 year CMT + 3.87	241,230
555,000	AmWINS Group, Inc.* 7.750%, 07/01/26	591,591
635,000	AssuredPartners, Inc.* 7.000%, 08/15/25	652,132
292,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	302,760
261,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	265,296
764,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	799,006
	Credit Acceptance Corp.^
350,000	6.625%, 03/15/26	370,360
238,000	5.125%, 12/31/24*	246,087
84,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	90,096
345,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	362,257
278,000	Genworth Mortgage Holdings, Inc.*µ 6.500%, 08/15/25	302,142
174,251	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	173,721
324,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*µ 3.750%, 12/15/27	320,617

Schedule of Investments April 30, 2021 (Unaudited)

14 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
439,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	$453,272
1,190,000	HUB International, Ltd.* 7.000%, 05/01/26	1,235,387
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.^
335,000	5.250%, 05/15/27	343,422
202,000	4.375%, 02/01/29*µ	196,277
525,000	ILFC E-Capital Trust II*µ‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	447,053
625,000	Iron Mountain, Inc.*µ 5.250%, 03/15/28	656,419
550,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*µ 6.250%, 06/03/26	579,112
	Ladder Capital Finance Holdings LLLP Ladder Capital Finance Corp.*
587,000	5.250%, 10/01/25	595,969
63,000	4.250%, 02/01/27^	61,835
132,000	LD Holdings Group, LLC* 6.125%, 04/01/28	132,681
270,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	276,037
335,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	336,256
585,000	MetLife, Inc.µ^ 6.400%, 12/15/66	738,674
	Navient Corp.
588,000	5.000%, 03/15/27	593,004
300,000	4.875%, 03/15/28	294,369
	OneMain Finance Corp.µ
335,000	7.125%, 03/15/26	391,632
255,000	6.875%, 03/15/25	290,001
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
161,000	7.500%, 06/01/25	175,184
132,000	5.875%, 10/01/28	140,200
163,000	PHH Mortgage Corp.* 7.875%, 03/15/26	166,138
300,000	Prospect Capital Corp.µ 3.706%, 01/22/26	303,681
345,000	Radian Group, Inc.µ 4.875%, 03/15/27	368,253
300,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	298,101
166,000	SLM Corp.µ^ 4.200%, 10/29/25	175,165
345,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	359,828
269,000	StoneX Group, Inc.*µ 8.625%, 06/15/25	288,371

PRINCIPAL AMOUNT		VALUE
	United Wholesale Mortgage, LLC*
205,000	5.500%, 11/15/25	$213,290
130,000	5.500%, 04/15/29	127,807
272,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	274,380
280,000	XHR, LP* 6.375%, 08/15/25	297,842
		18,170,792

Health Care (1.3%)
136,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	140,801
770,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	858,165
	Bausch Health Companies, Inc.*
300,000	5.000%, 01/30/28	304,998
118,000	5.000%, 02/15/29^	118,240
68,000	5.250%, 02/15/31^	68,187
	Centene Corp.
276,000	4.250%, 12/15/27	289,715
136,000	3.000%, 10/15/30^	135,138
	Charles River Laboratories International, Inc.*
65,000	4.000%, 03/15/31^	66,942
65,000	3.750%, 03/15/29	66,216
	CHS/Community Health Systems, Inc.*
1,210,000	8.125%, 06/30/24	1,269,024
305,000	8.000%, 03/15/26	328,973
146,000	6.875%, 04/15/29^	152,827
	DaVita, Inc.*
396,000	4.625%, 06/01/30	401,255
198,000	3.750%, 02/15/31^	188,355
	Encompass Health Corp.^
130,000	4.750%, 02/01/30	137,038
130,000	4.500%, 02/01/28	134,846
282,000	HCA, Inc.µ 7.500%, 11/06/33	384,814
200,000	Jazz Securities DAC*µ 4.375%, 01/15/29	204,618
465,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	317,107
	Organon Finance 1, LLC*µ
490,000	5.125%, 04/30/31	508,713
200,000	4.125%, 04/30/28	205,314
302,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	267,916
	Tenet Healthcare Corp.
625,000	6.250%, 02/01/27*	655,931
390,000	4.625%, 07/15/24	396,240
375,000	6.875%, 11/15/31	420,049
345,000	4.875%, 01/01/26*	358,779

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
657,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	$661,435
	Teva Pharmaceutical Finance Netherlands III, BV
590,000	2.800%, 07/21/23µ	586,436
520,000	6.000%, 04/15/24^	549,749
		10,177,821

Industrials (2.1%)
265,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	294,176
300,000	ACCO Brands Corp.* 4.250%, 03/15/29	295,539
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*^
340,000	4.625%, 01/15/27	354,069
337,000	4.875%, 02/15/30	351,346
136,000	3.500%, 03/15/29	131,099
	Allison Transmission, Inc.*^
378,000	4.750%, 10/01/27	397,637
70,000	3.750%, 01/30/31	67,696
65,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	57,260
146,000	Arcosa, Inc.* 4.375%, 04/15/29	149,419
700,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	734,734
137,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	149,685
	Beacon Roofing Supply, Inc.*
350,000	4.875%, 11/01/25	359,135
98,000	4.125%, 05/15/29	97,815
130,000	BWX Technologies, Inc.* 4.125%, 04/15/29	133,600
	Cascades, Inc. / Cascades USA, Inc.*
207,000	5.125%, 01/15/26	221,006
138,000	5.375%, 01/15/28^	144,133
	Delta Air Lines, Inc.
67,000	3.800%, 04/19/23	69,355
66,000	7.375%, 01/15/26	77,455
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
68,000	4.750%, 10/20/28	74,682
34,000	4.500%, 10/20/25	36,499
196,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	187,944
145,000	EnerSys*µ 4.375%, 12/15/27	152,178
300,000	Fly Leasing, Ltd. 5.250%, 10/15/24	305,895

PRINCIPAL AMOUNT		VALUE
132,000	GFL Environmental, Inc.*µ 3.750%, 08/01/25	$134,479
	Golden Nugget, Inc.*^
200,000	6.750%, 10/15/24	202,700
140,000	8.750%, 10/01/25	147,358
148,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	159,211
140,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	157,333
175,000	Graphic Packaging International, LLC*µ 4.750%, 07/15/27	191,006
350,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	350,941
438,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	429,923
350,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	370,482
	Howmet Aerospace, Inc.µ
326,000	5.125%, 10/01/24	357,570
114,000	6.875%, 05/01/25	132,344
350,000	JELD-WEN, Inc.* 4.625%, 12/15/25	357,714
136,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	152,543
198,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	200,228
134,000	MasTec, Inc.*µ 4.500%, 08/15/28	140,421
	Meritor, Inc.
540,000	6.250%, 02/15/24	549,164
41,000	4.500%, 12/15/28*	41,616
170,000	Moog, Inc.*µ 4.250%, 12/15/27	174,991
340,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	355,613
	Navistar International Corp.*
465,000	6.625%, 11/01/25	482,526
132,000	9.500%, 05/01/25	143,356
272,000	Novelis Corp.*^ 4.750%, 01/30/30	283,878
310,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	318,779
	Patrick Industries, Inc.*
140,000	7.500%, 10/15/27	152,825
130,000	4.750%, 05/01/29	130,419
335,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	356,594
59,000	Picasso Finance Sub, Inc.*^ 6.125%, 06/15/25	62,825

Schedule of Investments April 30, 2021 (Unaudited)

16 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
275,000	QVC, Inc.µ 4.375%, 09/01/28	$282,837
210,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	217,090
235,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	247,775
247,000	Sensata Technologies, Inc.*µ^ 3.750%, 02/15/31	245,708
	Sinclair Television Group, Inc.*
136,000	4.125%, 12/01/30µ	132,710
135,000	5.500%, 03/01/30^	134,741
	Standard Industries, Inc.*^
270,000	5.000%, 02/15/27µ	278,529
66,000	4.375%, 07/15/30	66,261
	Station Casinos, LLC*
545,000	4.500%, 02/15/28^	547,256
178,000	5.000%, 10/01/25	181,001
136,000	Stericycle, Inc.*µ 3.875%, 01/15/29	136,170
200,000	STL Holding Company, LLC* 7.500%, 02/15/26	210,830
210,000	Tennant Company 5.625%, 05/01/25	215,907
200,000	TransDigm UK Holdings, PLC^ 6.875%, 05/15/26	211,586
	TransDigm, Inc.
355,000	6.250%, 03/15/26*	376,140
205,000	7.500%, 03/15/27	220,324
65,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	65,889
130,000	Tronox, Inc.*^ 4.625%, 03/15/29	132,942
	United Rentals North America, Inc.µ
125,000	5.875%, 09/15/26	130,881
66,000	3.875%, 02/15/31^	66,502
175,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	179,506
	WESCO Distribution, Inc.*^
137,000	7.125%, 06/15/25	148,589
68,000	7.250%, 06/15/28	75,518
350,000	XPO Logistics, Inc.*µ 6.750%, 08/15/24	367,682
		16,251,570

Information Technology (0.5%)
140,000	CDK Global, Inc.* 5.250%, 05/15/29	151,159
315,000	CommScope Technologies, LLC* 6.000%, 06/15/25	320,991
	Dell International, LLC / EMC Corp.*µ
310,000	6.020%, 06/15/26	370,196
215,000	6.100%, 07/15/27	263,629
125,000	5.850%, 07/15/25	146,656

PRINCIPAL AMOUNT		VALUE
138,000	Fair Isaac Corp.*µ 4.000%, 06/15/28	$140,501
300,000	KBR, Inc.* 4.750%, 09/30/28	303,390
300,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	296,157
130,000	NCR Corp.* 5.125%, 04/15/29	134,122
198,000	ON Semiconductor Corp.*µ 3.875%, 09/01/28	203,970
204,000	Open Text Corp.*µ 3.875%, 02/15/28	206,756
130,000	Playtika Holding Corp.* 4.250%, 03/15/29	129,375
187,000	PTC, Inc.*µ 4.000%, 02/15/28	192,161
195,000	TTM Technologies, Inc.*µ 4.000%, 03/01/29	195,554
	Twilio, Inc.
124,000	3.625%, 03/15/29µ	126,610
66,000	3.875%, 03/15/31^	67,809
300,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	298,035
		3,547,071

Materials (0.6%)
300,000	Alcoa Nederland Holding, BV* 7.000%, 09/30/26	316,776
147,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	155,582
200,000	ArcelorMittal, SA 7.250%, 10/15/39	282,138
355,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	358,742
275,000	First Quantum Minerals, Ltd.*^ 7.250%, 04/01/23	280,412
	Freeport-McMoRan, Inc.
185,000	5.000%, 09/01/27^	196,631
130,000	5.450%, 03/15/43µ	158,969
120,000	5.400%, 11/14/34µ^	144,379
205,000	HB Fuller Company 4.250%, 10/15/28	209,024
	Hudbay Minerals, Inc.*
204,000	6.125%, 04/01/29^	217,772
65,000	4.500%, 04/01/26	65,981
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	227,309
	Kaiser Aluminum Corp.*
145,000	4.625%, 03/01/28^	149,180
128,000	6.500%, 05/01/25	136,317
211,000	Mercer International, Inc.*^ 5.125%, 02/01/29	219,324

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	New Gold, Inc.*
85,000	6.375%, 05/15/25	$87,734
68,000	7.500%, 07/15/27^	73,921
69,000	Norbord, Inc.*µ 5.750%, 07/15/27	75,191
261,000	OCI, NV*µ 4.625%, 10/15/25	273,246
132,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	143,543
354,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	301,884
305,000	Silgan Holdings, Inc.µ 4.125%, 02/01/28	315,525
131,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	133,245
210,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	220,072
134,000	Valvoline, Inc.*µ 3.625%, 06/15/31	131,165
		4,874,062

Real Estate (0.2%)
210,000	EPR Propertiesµ 3.750%, 08/15/29	205,176
	Forestar Group, Inc.*
350,000	8.000%, 04/15/24	364,532
195,000	5.000%, 03/01/28	203,212
67,000	3.850%, 05/15/26	67,924
204,000	iStar, Inc.µ 5.500%, 02/15/26	211,811
	Service Properties Trustµ
345,000	4.350%, 10/01/24	344,448
125,000	5.250%, 02/15/26	125,841
		1,522,944

Utilities (0.2%)
204,000	Calpine Corp.* 4.500%, 02/15/28	206,364
95,000	NRG Energy, Inc.µ 6.625%, 01/15/27	99,048
401,000	PPL Capital Funding, Inc.µ‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	379,033
	Talen Energy Supply, LLC*
135,000	10.500%, 01/15/26	124,206
70,000	7.250%, 05/15/27^	71,968
350,000	TerraForm Power Operating, LLC*µ 5.000%, 01/31/28	377,178
		1,257,797
	Total Corporate Bonds (Cost $99,036,109)	102,753,551

PRINCIPAL AMOUNT		VALUE
Convertible Bonds (108.4%)
Communication Services (12.7%)
3,193,000	Eventbrite, Inc.* 0.750%, 09/15/26	$3,471,526
	Liberty Media Corp.
8,000,000	0.500%, 12/01/50*	8,953,200
5,825,000	1.375%, 10/15/23	7,623,352
5,000,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	6,756,500
4,357,000	Magnite, Inc.* 0.250%, 03/15/26	4,119,456
4,500,000	Match Group FinanceCo 3, Inc.*µ 2.000%, 01/15/30	8,897,130
4,000,000	Sea, Ltd.* 2.375%, 12/01/25	11,375,000
	Snap, Inc.
10,000,000	0.000%, 05/01/27*	10,266,700
5,000,000	0.750%, 08/01/26	13,687,850
	Twitter, Inc.
10,000,000	0.000%, 03/15/26*	9,127,300
3,500,000	0.250%, 06/15/24^	4,298,490
6,600,000	Zynga, Inc.µ 0.250%, 06/01/24	9,259,998
		97,836,502

Consumer Discretionary (31.6%)
5,000,000	Airbnb, Inc.* 0.000%, 03/15/26	4,959,800
8,000,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	12,135,600
5,500,000	Burlington Stores, Inc.*^ 2.250%, 04/15/25	8,804,620
2,315,000	Carnival Corp. 5.750%, 04/01/23	6,824,782
7,500,000	Chegg, Inc.*^ 0.000%, 09/01/26	8,239,200
2,250,000	Dick’s Sporting Goods, Inc. 3.250%, 04/15/25	5,527,125
	DISH Network Corp.
4,500,000	0.000%, 12/15/25*	5,510,205
515,000	2.375%, 03/15/24	502,769
9,750,000	DraftKings, Inc.* 0.000%, 03/15/28	9,321,877
11,250,000	Etsy, Inc.*^ 0.125%, 09/01/27	14,645,025
3,683,000	Expedia Group, Inc.*^ 0.000%, 02/15/26	4,022,278
10,000,000	Ford Motor Company* 0.000%, 03/15/26	9,881,700
1,265,000	Guess, Inc. 2.000%, 04/15/24	1,589,991

Schedule of Investments April 30, 2021 (Unaudited)

18 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Liberty Interactive, LLC
350,000	4.000%, 11/15/29	$269,073
170,000	3.750%, 02/15/30	130,295
3,677,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	3,655,048
10,000,000	Marriott Vacations Worldwide Corp.*µ 0.000%, 01/15/26	11,884,300
	NCL Corp., Ltd.*
3,739,000	5.375%, 08/01/25	7,115,429
2,750,000	6.000%, 05/15/24	6,740,333
4,000,000	RHµ 0.000%, 09/15/24	12,989,400
13,500,000	Royal Caribbean Cruises, Ltd.*^ 4.250%, 06/15/23	19,009,350
5,000,000	Shake Shack, Inc.* 0.000%, 03/01/28	4,754,000
3,875,000	Tesla, Inc.~ 2.000%, 05/15/24	44,275,479
3,250,000	Under Armour, Inc.* 1.500%, 06/01/24	6,788,210
13,250,000	Vail Resorts, Inc.*^ 0.000%, 01/01/26	14,115,357
11,000,000	Wayfair, Inc.* 0.625%, 10/01/25	11,402,930
5,250,000	Winnebago Industries, Inc. 1.500%, 04/01/25	7,501,095
		242,595,271

Consumer Staples (0.6%)
5,000,000	Beyond Meat, Inc.* 0.000%, 03/15/27	4,774,650

Energy (1.2%)
6,250,000	Pioneer Natural Resources Company*^ 0.250%, 05/15/25	9,508,750
9,600,000	SunEdison, Inc.@ 0.250%, 01/15/20	92,640
		9,601,390

Health Care (18.4%)
5,000,000	Bridgebio Pharma, Inc.* 2.250%, 02/01/29	4,613,950
2,500,000	CONMED Corp.^ 2.625%, 02/01/24	4,124,750
12,250,000	DexCom, Inc.* 0.250%, 11/15/25	12,282,585
2,079,000	Envista Holdings Corp.*^ 2.375%, 06/01/25	4,460,619
6,000,000	Exact Sciences Corp. 0.375%, 03/15/27	8,209,200
8,000,000	Guardant Health, Inc.*µ 0.000%, 11/15/27	10,527,520
5,000,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	4,841,650

PRINCIPAL AMOUNT		VALUE
12,250,000	Insulet Corp.~ 0.375%, 09/01/26	$17,666,582
8,000,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	9,295,520
6,750,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	8,725,793
9,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	9,120,960
3,500,000	NuVasive, Inc. 0.375%, 03/15/25	3,654,350
4,750,000	Oak Street Health, Inc.* 0.000%, 03/15/26	4,971,920
7,500,000	Omnicell, Inc.* 0.250%, 09/15/25	11,679,975
7,000,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	7,793,310
5,741,000	Repligen Corp. 0.375%, 07/15/24	10,843,888
1,500,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	1,890,270
6,000,000	Teladoc Health, Inc.*^ 1.250%, 06/01/27	6,735,360
		141,438,202

Industrials (8.1%)
3,000,000	Air Canada*µ 4.000%, 07/01/25	4,617,420
3,500,000	Air Transport Services Group, Inc.µ 1.125%, 10/15/24	3,732,820
3,300,000	Atlas Air Worldwide Holdings, Inc. 1.875%, 06/01/24	4,353,228
9,750,000	JetBlue Airways Corp.* 0.500%, 04/01/26	10,696,530
3,750,000	Middleby Corp.* 1.000%, 09/01/25	5,632,313
8,500,000	Southwest Airlines Company~ 1.250%, 05/01/25	14,784,475
17,500,000	Uber Technologies, Inc.*^ 0.000%, 12/15/25	18,361,700
		62,178,486

Information Technology (33.3%)
9,750,000	Bentley Systems, Inc.* 0.125%, 01/15/26	10,364,835
4,659,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	5,672,612
12,500,000	Coupa Software, Inc.* 0.375%, 06/15/26	14,500,125
6,500,000	Datadog, Inc.* 0.125%, 06/15/25	7,791,680
	Enphase Energy, Inc.*
5,000,000	0.000%, 03/01/26	4,566,800
5,000,000	0.000%, 03/01/28	4,406,300
2,250,000	Everbridge, Inc. 0.125%, 12/15/24	3,029,940

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
5,000,000	Fastly, Inc.* 0.000%, 03/15/26	$4,858,950
3,250,000	Five9, Inc.* 0.500%, 06/01/25	4,916,113
4,250,000	LivePerson, Inc.* 0.000%, 12/15/26	4,261,900
6,250,000	Lumentum Holdings, Inc.^ 0.500%, 12/15/26	6,950,875
13,094,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	15,037,150
5,250,000	MicroStrategy, Inc.* 0.000%, 02/15/27	4,308,623
6,000,000	MongoDB, Inc.µ 0.250%, 01/15/26	9,335,580
5,010,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	6,825,223
	Okta, Inc.
6,500,000	0.125%, 09/01/25^	10,032,555
3,500,000	0.375%, 06/15/26*	4,603,095
2,750,000	ON Semiconductor Corp. 1.625%, 10/15/23	5,384,940
7,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23	10,567,200
9,750,000	Repay Holdings Corp.* 0.000%, 02/01/26	9,438,975
7,250,000	RingCentral, Inc.µ 0.000%, 03/01/25	8,203,303
12,000,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	16,898,160
1,616,000	Shopify, Inc.^ 0.125%, 11/01/25	1,888,021
6,750,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	8,854,042
15,750,000	Splunk, Inc.*~ 1.125%, 06/15/27	14,540,557
	Square, Inc.*^
8,000,000	0.250%, 11/01/27	9,444,080
8,000,000	0.000%, 05/01/26	9,268,720
5,000,000	Tyler Technologies, Inc.* 0.250%, 03/15/26	5,306,300
7,000,000	Wix.com, Ltd.* 0.000%, 08/15/25	7,729,050
4,500,000	Workday, Inc.~ 0.250%, 10/01/22	7,672,680
6,750,000	Zendesk, Inc.* 0.625%, 06/15/25	9,927,900
6,314,000	Zscaler, Inc.* 0.125%, 07/01/25	8,867,634
		255,453,918

Materials (1.4%)
4,750,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	5,699,477

PRINCIPAL AMOUNT		VALUE
5,225,000	MP Materials Corp.* 0.250%, 04/01/26	$5,000,273
		10,699,750

Real Estate (1.1%)
3,250,000	IH Merger Sub, LLC 3.500%, 01/15/22	5,035,355
2,559,000	Redfin Corp.* 0.000%, 10/15/25	3,103,171
		8,138,526
	Total Convertible Bonds (Cost $668,377,031)	832,716,695

Bank Loans (1.6%)¡
Airlines (0.1%)
225,000	AAdvantage Loyalty IP, Ltd. ‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	231,689
272,000	United Airlines, Inc. ! 0.000%, 04/13/28	275,570
68,000	United Airlines, Inc. ‡ 4.500%, 04/13/28 3 mo. LIBOR + 3.75%	68,893
		576,152

Communication Services (0.4%)
343,875	Clear Channel Outdoor Holdings, Inc. ‡ 3.686%, 08/21/26 3 mo. LIBOR + 3.50%	333,918
875	Clear Channel Outdoor Holdings, Inc. ‡ 3.647%, 08/21/26 2 mo. LIBOR + 3.50%	850
221,625	CommScope, Inc. ‡ 3.363%, 04/06/26 1 mo. LIBOR + 3.25%	220,552
174,931	Consolidated Communications, Inc. ‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	174,869
147,755	CSC Holdings, LLC ‡ 2.615%, 04/15/27 1 mo. LIBOR + 2.50%	147,247
415,000	Frontier Communications Corp. ‡ 4.500%, 10/08/21 1 mo. LIBOR + 3.75%	414,135
271,563	iHeartCommunications, Inc. ‡ 3.113%, 05/01/26 1 mo. LIBOR + 3.00%	268,679
645,600	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	659,664
508,329	Intelsat Jackson Holdings, SA ‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	519,873
		2,739,787

Schedule of Investments April 30, 2021 (Unaudited)

20 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.3%)
274,313	Life Time Fitness, Inc. ‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	$275,642
323,958	Meredith Corp. ‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	330,033
63,551	Meredith Corp. ! 0.000%, 01/31/25	64,742
475,000	Petco Health and Wellness Company, Inc. ‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	472,822
340,000	PetSmart, Inc. ‡ 4.500%, 02/12/28 3 mo. LIBOR + 3.75%	341,402
201,100	Rent-A-Center, Inc. ‡ 4.750%, 02/17/28 1 mo. LIBOR + 4.00%	202,775
470,000	WW International, Inc. ! 0.000%, 04/13/28	470,529
		2,157,945

Consumer Staples (0.0%)
65,864	United Natural Foods, Inc. ! 0.000%, 10/22/25	65,909
32,975	United Natural Foods, Inc. ‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	32,997
		98,906

Energy (0.0%)
59,721	Lealand Finance Company, BV ‡ 1.113%, 06/30/25 1 mo. LIBOR + 3.00%	26,576
4,696	Lealand Finance Company, BV ‡ 3.110%, 06/30/24 1 mo. LIBOR + 3.00%	3,827
291,941	Par Pacific Holdings, Inc. ‡ 6.936%, 01/12/26 3 mo. LIBOR + 6.75%	290,408
		320,811

Financials (0.1%)
425,000	Jazz Financing Lux Sarl ! 0.000%, 04/22/28	426,415

Health Care (0.3%)
676,959	Amneal Pharmaceuticals, LLC ‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	666,168
291,324	Endo Luxembourg Finance Company I Sarl ‡ 5.750%, 03/10/28 3 mo. LIBOR + 5.00%	284,697

PRINCIPAL AMOUNT		VALUE
396,821	Gentiva Health Services, Inc. ‡ 2.875%, 07/02/25 1 mo. LIBOR + 2.75%	$396,573
281,330	Mallinckrodt International Finance, SA ‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	274,385
252,240	Ortho Clinical Diagnostics, SA ‡ 3.361%, 06/30/25 1 mo. LIBOR + 3.25%	252,209
629,977	Team Health Holdings, Inc. ‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	589,173
		2,463,205

Industrials (0.3%)
491,269	Berry Global, Inc. ‡ 1.861%, 07/01/26 1 mo. LIBOR + 1.75%	487,776
266,700	BW Gas & Convenience Holdings, LLC ‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	266,700
282,155	Dun & Bradstreet Corp. ‡ 3.361%, 02/06/26 1 mo. LIBOR + 3.25%	280,921
206,891	Granite Holdings US Acquisition Company ‡ 4.203%, 09/30/26 3 mo. LIBOR + 4.00%	206,632
70,000	Horizon Therapeutics USA, Inc. ‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	69,842
225,779	Navistar International Corp. ‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	225,977
189,807	RegionalCare Hospital Partners Holdings, Inc. ‡ 3.863%, 11/16/25 1 mo. LIBOR + 3.75%	189,370
444,275	Scientific Games International, Inc. ‡ 2.863%, 08/14/24 1 mo. LIBOR + 2.75%	438,553
68,601	TransDigm, Inc. ‡ 2.363%, 12/09/25 1 mo. LIBOR + 2.25%	67,838
		2,233,609

Information Technology (0.1%)
287,575	Banff Merger Sub, Inc. ‡ 3.863%, 10/02/25 1 mo. LIBOR + 3.75%	286,551
330,812	Camelot U.S. Acquisition 1 Company ‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	328,207

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
184,538	Camelot U.S. Acquisition 1 Company ‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	$184,884
288,031	VFH Parent, LLC ‡ 3.115%, 03/01/26 1 mo. LIBOR + 3.00%	287,791
		1,087,433

Materials (0.0%)
198,000	Innophos, Inc. ‡ 3.613%, 02/07/27 1 mo. LIBOR + 3.50%	197,876
	Total Bank Loans (Cost $12,418,062)	12,302,139

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (17.3%)
Communication Services (1.0%)
6,750	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	7,942,435

Consumer Discretionary (1.5%)
68,935	Aptiv, PLC 5.500%, 06/15/23	11,257,086

Financials (2.2%)
104,000	AMG Capital Trust II~ 5.150%, 10/15/37	6,023,888
4,000	Bank of America Corp.‡‡ 7.250%	5,663,920
73,830	KKR & Company, Inc.^ 6.000%, 09/15/23	5,535,773
		17,223,581

Health Care (4.1%)
100,715	Avantor, Inc. 6.250%, 05/15/22	9,954,671
62,325	Boston Scientific Corp. 5.500%, 06/01/23	7,328,173
8,080	Danaher Corp. 4.750%, 04/15/22	13,845,161
		31,128,005

Industrials (1.0%)
65,335	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	7,971,523

Information Technology (2.6%)
13,625	Broadcom, Inc.~ 8.000%, 09/30/22	19,748,756

NUMBER OF SHARES		VALUE

Utilities (4.9%)
48,960	AES Corp.µ 6.875%, 02/15/24	$5,336,150
134,810	Dominion Energy, Inc. 7.250%, 06/01/22	13,905,652
	NextEra Energy, Inc.
153,825	6.219%, 09/01/23	7,763,548
123,080	4.872%, 09/01/22	7,180,487
68,765	5.279%, 03/01/23	3,463,693
		37,649,530
	Total Convertible Preferred Stocks (Cost $113,811,000)	132,920,916

Common Stocks (0.3%)
Communication Services (0.0%)
1,943	Cumulus Media, Inc. - Class A#	18,672

Energy (0.3%)
11,334	Calfrac Well Services, Ltd.#	31,055
785	Chesapeake Energy Corp.#	35,773
525	Chevron Corp.^	54,112
2,479	Denbury, Inc.#	134,882
16,600	Energy Transfer, LP	142,926
19,925	Enterprise Products Partners, LP	458,474
1,881	EP Energy Corp.#&	155,183
3,850	GasLog, Ltd.	22,369
17,535	Lonestar Resources US, Inc.#&	128,356
5,025	Magellan Midstream Partners, LP	235,019
32,024	Mcdermott International, Ltd.#	14,411
879	Oasis Petroleum, Inc.	68,228
1,960	Schlumberger, Ltd.	53,018
7,365	Targa Resources Corp.^	255,492
4,325	Weatherford International, PLC#	45,845
3,519	Whiting Petroleum Corp.#	141,006
2,400	Williams Companies, Inc.^	58,464
		2,034,613

Industrials (0.0%)
46,293	McDermott International, Inc.#	20,832
	Total Common Stocks (Cost $3,343,466)	2,074,117

Exchange-Traded Fund (0.0%)
Other (0.0%)
3,335	SPDR Bloomberg Barclays High Yield Bond ETF^ (Cost $372,864)	364,215

Schedule of Investments April 30, 2021 (Unaudited)

22 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
Warrants (0.0%) #
Energy (0.0%)
900	USD	Chesapeake Energy Corp. 02/09/26, Strike $32.13	$18,698
810	USD	Chesapeake Energy Corp. 02/09/26, Strike $27.63	18,411
500	USD	Chesapeake Energy Corp. 02/09/26, Strike $36.18	9,715
1,399	USD	Denbury, Inc. 09/18/25, Strike $32.59	38,053
515	USD	Denbury, Inc. 09/18/23, Strike $35.41	10,671
13,522	USD	Mcdermott International, Ltd. 06/30/27, Strike $15.98	1
12,170	USD	Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
		Total Warrants (Cost $298,335)	95,550

Preferred Stocks (0.2%)
Communication Services (0.0%)
11,630		United States Cellular Corp. 6.250%, 09/01/69	308,195

Consumer Discretionary (0.1%)
1,722		Guitar Center, Inc.	207,070
3,045		Qurate Retail, Inc. 8.000%, 03/15/31	318,507
			525,577

Energy (0.1%)
15,000		NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	312,000
14,360		NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	338,609
12,000		NuStar Logistics, LP‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	290,160
			940,769
		Total Preferred Stocks (Cost $1,805,288)	1,774,541

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (2.0%) #
Communication Services (0.2%)
2,150 13,291,300	Snap, Inc. Put, 01/21/22, Strike $55.00	1,505,000

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Consumer Discretionary (1.1%)
625 44,340,000	Tesla, Inc. Put, 01/21/22, Strike $700.00	$8,739,062

Financials (0.3%)
2,920 11,834,760	Bank of America Corp. Call, 01/21/22, Strike $35.00	2,029,400

Information Technology (0.1%)
835 7,186,845	Micron Technology, Inc. Call, 06/18/21, Strike $75.00	1,033,313

Other (0.3%)
1,200 40,558,800	Invesco QQQ Trust Series Put, 01/21/22, Strike $275.00	1,068,000
1,000 41,730,000	SPDR S&P 500 ETF Trust Put, 01/21/22, Strike $340.00	889,500
		1,957,500
	Total Purchased Options (Cost $17,478,866)	15,264,275

TOTAL INVESTMENTS (143.2%) (Cost $916,941,021)		1,100,265,999

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-8.3%)		(64,000,000)

LIABILITIES, LESS OTHER ASSETS (-34.9%)		(268,089,049)

NET ASSETS (100.0%)		$768,176,950

Written Options (-0.2%) #
Communication Services (-0.1%)
2,150 13,291,300	Snap, Inc. Call, 01/21/22, Strike $90.00	(763,250)

Consumer Discretionary (-0.1%)
325 23,056,800	Tesla, Inc. Call, 01/21/22, Strike $1,500.00	(624,000)
	Total Written Options (Premium $3,534,069)	(1,387,250)

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 23

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $115,991,779.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2021.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $67,180,234.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

#Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

24 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $916,941,021)	$1,100,265,999
Cash with custodian	2,616,897
Restricted cash for short positions	129
Receivables:
Accrued interest and dividends	2,932,203
Investments sold	44,337
Prepaid expenses	222,717
Total assets	1,106,082,282
LIABILITIES
Options written, at value (premium $3,534,069)	1,387,250
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,560,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $326,470) (Note 7)	63,673,530
Payables:
Notes payable	270,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	198,394
Investments purchased	1,528,754
Affiliates:
Investment advisory fees	904,343
Trustees’ fees and officer compensation	4,823
Other accounts payable and accrued liabilities	208,238
Total liabilities	337,905,332
NET ASSETS	$768,176,950
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 24,494,491 shares issued and outstanding	$513,863,105
Undistributed net investment income (loss)	125,669
Accumulated net realized gain (loss) on investments and written options	68,716,379
Unrealized appreciation (depreciation) of investments and written options	185,471,797
NET ASSETS	$768,176,950
Net asset value per common shares based upon 24,494,491 shares issued and outstanding	$31.36

Statement of Operations Six Months Ended April 30, 2021 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 25

INVESTMENT INCOME
Interest	$13,150,692
Dividends	3,602,985
Total investment income	16,753,677

EXPENSES
Investment advisory fees	5,230,946
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	1,330,279
Interest expense on Notes Payable (Note 6)	697,549
Accounting fees	38,258
Fund administration fees	33,271
Printing and mailing fees	32,311
Trustees’ fees and officer compensation	26,861
Legal fees	26,109
Audit fees	21,165
Transfer agent fees	17,665
Custodian fees	8,801
Registration fees	3,139
Other	48,855
Total expenses	7,515,209
NET INVESTMENT INCOME (LOSS)	9,238,468

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	72,260,153
Purchased options	(1,627,824)
Written options	1,749,132
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	102,210,785
Purchased options	(1,742,169)
Written options	379,652
NET GAIN (LOSS)	173,229,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$182,468,197

Statements of Changes in Net Assets

26 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$9,238,468	$17,120,214
Net realized gain (loss)	72,381,461	35,272,259
Change in unrealized appreciation/(depreciation)	100,848,268	120,594,443
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	182,468,197	172,986,916

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(26,592,127)	(49,062,194)
Net decrease in net assets from distributions to common shareholders	(26,592,127)	(49,062,194)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	277,256	390,152
Net increase (decrease) in net assets from capital stock transactions	277,256	390,152
TOTAL INCREASE (DECREASE) IN NET ASSETS	156,153,326	124,314,874

NET ASSETS
Beginning of period	$612,023,624	$487,708,750
End of period	$768,176,950	$612,023,624

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 27

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$182,468,197	$172,986,916
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(451,107,803)	(715,918,133)
Net proceeds from disposition of short term investments	3,763,172	12,279,240
Proceeds paid on closing written options	(97,536)	(14,442,163)
Proceeds from disposition of investment securities, including purchased options	404,904,440	735,841,511
Premiums received from written options	3,534,069	5,214,838
Amortization and accretion of fixed-income securities	(7,628,584)	(11,591,351)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	70,279	173,847
Net realized gains/losses from investments, excluding purchased options	(72,260,694)	(49,540,304)
Net realized gains/losses from purchased options	1,627,824	3,292,836
Net realized gains/losses from written options	(1,749,132)	10,974,374
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(102,210,785)	(118,664,053)
Change in unrealized appreciation or depreciation on purchased options	1,742,169	(141,591)
Change in unrealized appreciation or depreciation on written options	(379,652)	(1,788,799)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	735,762	(355,981)
Prepaid expenses	(3,831)	36,084
Other assets	—	6,711
Increase/(decrease) in liabilities:
Payables to affiliates	141,042	135,581
Other accounts payable and accrued liabilities	(6,490)	(275,323)
Net cash provided by/(used in) operating activities	$(36,457,553)	$28,224,240

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(26,314,871)	(48,672,042)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(13,927)	—
Offering costs on Mandatory Redeemable Preferred Shares	(18,613)	(69,385)
Net increase/(decrease) in due to custodian bank	—	(3,460,823)
Proceeds from note payable	65,400,000	24,000,000
Net cash provided by/(used in) financing activities	$39,052,589	$(28,202,250)
Net increase/(decrease) in cash	$2,595,036	$21,990
Cash and restricted cash at beginning of period	$21,990	$—
Cash at end of period	$2,617,026	$21,990
Supplemental disclosure
Cash paid for interest on Notes Payable	$697,522	$2,585,473
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$1,344,206	$2,721,694
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$277,256	$390,152

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and
Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	2,616,897	21,990
Restricted cash for short positions	129	—
Total cash and restricted cash at period end	$2,617,026	$21,990

28   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertibles, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or “junk”) bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as “income-producing securities”). Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50%of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible securities); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody’s or below B- by Standard & Poor’s. As such, the Fund’s portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

30   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed-income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund has an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Fund. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of The Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on The Fund’s holdings. The Fund has an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions;

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation is included in “Other assets” on the Statement of Assets and Liabilities. At April 30, 2021 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$378,218,561
Proceeds from sales	—	334,522,177

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

Cost basis of investments	$913,406,952
Gross unrealized appreciation	219,173,907
Gross unrealized depreciation	(33,702,110)
Net unrealized appreciation (depreciation)	$185,471,797

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2020
Distributions paid from:
Ordinary income	$48,016,307
Long-term capital gains	3,593,734
Return of capital	—

32   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$5,015,639
Undistributed capital gains	70,027
Total undistributed earnings	5,085,666
Accumulated capital and other losses	—
Net unrealized gains/(losses)	92,809,953
Total accumulated earnings/(losses)	97,895,619
Other	542,156
Paid-in-capital	513,585,849
Net assets applicable to common shareholders	$612,023,624

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2021, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$15,264,275	$—
Written options(2)	—	1,387,250
	$15,264,275	$1,387,250

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

34   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	15,205
Written options	2,475

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $370.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2021, the average borrowings under the Agreement were $246.3 million. For the period ended April 30, 2021, the average interest rate was 0.58%. As of April 30, 2021, the amount of total outstanding borrowings was $270.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2021 was 0.56%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2021, approximately $182.1 million of securities were on loan ($167.9 million of fixed-income securities and $14.2 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,560,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $64.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	850	$25	$21,250,000
Series B	9/06/24	4.00%	850	$25	$21,250,000
Series C	9/06/27	4.24%	860	$25	$21,500,000
				Total	$64,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Notes to Financial Statements (Unaudited)

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Previously, the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. The MRPS have been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund, such as Kroll), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” with the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 24,494,491 shares outstanding at April 30, 2021. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2021	YEAR ENDED October 31, 2020
Beginning shares	24,485,508	24,467,081
Shares sold	—	—
Shares issued through reinvestment of distributions	8,983	18,427
Ending shares	24,494,491	24,485,508

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

36   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$102,753,551	$—	$102,753,551
Convertible Bonds	—	832,716,695	—	832,716,695
Bank Loans	—	12,302,139	—	12,302,139
Convertible Preferred Stocks	126,897,028	6,023,888	—	132,920,916
Common Stocks U.S.	1,898,102	176,015	—	2,074,117
Exchange-Traded Fund	364,215	—		364,215
Warrants	46,824	48,726	—	95,550
Preferred Stocks	1,567,471	207,070	—	1,774,541
Purchased Options	15,264,275	—	—	15,264,275
Total	$146,037,915	$954,228,084	$—	$1,100,265,999
Liabilities:
Written Options	$1,387,250	$—	$—	$1,387,250
Total	$1,387,250	$—	$—	$1,387,250

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   37

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00	$19.93	$19.55	$21.03	$19.56	$21.63
Income from investment operations:
Net investment income (loss)*	0.38	0.70	0.73	0.85	0.86	0.89
Net realized and unrealized gain (loss)	7.07	6.37	1.65	(0.33)	2.61	(0.96)
Total from investment operations	7.45	7.07	2.38	0.52	3.47	(0.07)
Less distributions to common shareholders from:
Net investment income	(0.04)	(0.70)	(0.50)	(2.00)	(0.91)	(0.99)
Net realized gains	(1.05)	(1.30)	(0.80)	—	—	(0.00	)(a)
Return of capital	—	—	(0.70)	—	(1.09)	(1.01)
Total distributions	(1.09)	(2.00)	(2.00)	(2.00)	(2.00)	(2.00)
Premiums from shares sold in at the market offerings	—	—	—	—	—	—
Net asset value, end of period	$31.36	$25.00	$19.93	$19.55	$21.03	$19.56
Market value, end of period	$32.52	$22.35	$20.65	$18.94	$20.49	$17.83
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	30.10%	38.59%	13.05%	2.40%	19.19%	1.03%
Market value	50.90%	19.58%	20.85%	1.82%	27.40%	3.32%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.04% (d)	2.50%	3.22%	2.82%	2.17%	2.02%
Net investment income (loss)	2.49% (d)	3.22%	3.70%	4.06%	4.26%	4.48%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$768,177	$612,024	$487,709	$477,256	$512,737	$477,070
Portfolio turnover rate	33%	85%	50%	67%	78%	40%
Average commission rate paid	$0.0252	$0.0243	$0.0182	$0.0249	$0.0212	$0.0233
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$64,000	$64,000	$64,000	$64,000	$64,000	$—
Notes Payable (000’s omitted)	$270,000	$204,600	$180,600	$187,500	$169,000	$195,000
Asset coverage per $1,000 of loan outstanding(e)	$4,082	$4,304	$4,055	$3,887	$4,413	$3,447
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$431	$344	$286	$285	$291	$—

*Net investment income calculated based on average shares method.

(a)Amount is less than $0.005 per common share

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.48%, 1.56%, 1.61%, 1.57%, 1.51% and 1.52%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

38   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of
Calamos Dynamic Convertible and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Dynamic Convertible and Income Fund (the “Fund”) as of April 30, 2021, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2020, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   39

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

40   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   41

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CCDSAN 5 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2021

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2021

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 25, 2021